EXHIBIT 10.26

                       NOTE AND WARRANT PURCHASE AGREEMENT

      This Note and Warrant Purchase Agreement, dated as of December 8, 2003 (the "Agreement"), is entered into by and among Guardian Technologies International, Inc., a Delaware corporation (the "Company"), and each of the undersigned purchasers (collectively the "Purchasers" and individually a "Purchaser") listed on the Schedule of Purchasers attached hereto as Exhibit A.


                                     RECITAL

      On the terms and subject to the conditions set forth herein, the Purchasers are willing to purchase from the Company and the Company is willing to sell to the Purchasers, Convertible Promissory Notes (individually a "Note", and collectively, the "Notes") and warrants to purchase common stock (individually, a "Warrant", and collectively, the "Warrants") to be issued by the Company in the principal amounts and for the number of shares, respectively, set forth opposite each Purchaser's name on the Schedule of Purchasers.


                                    AGREEMENT

      NOW,   THEREFORE,   in   consideration   of   the   foregoing,   and   the
representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Notes and Warrants.

      a. Issuance of Notes and Warrants. In reliance upon the representations, warranties and covenants of the parties set forth herein, the Company agrees to issue, sell and deliver to the Purchasers, and the Purchasers agree to purchase from the Company, the Notes and Warrants. The purchase price for the Notes and Warrants shall be payable in immediately available funds.

      b. Terms of the Notes and Warrants. The terms and conditions of the Notes and Warrants are set forth in the forms of Note and Warrant attached hereto. Capitalized terms not otherwise defined herein shall have the meaning set forth in Note and Warrant.

      c. Delivery. The Company will deliver to each Purchaser a Note and Warrant to be purchased by such Purchaser against receipt by the Company of the purchase price for such Note.

2.    Representations  and  Warranties  of  the  Company.   The  Company  hereby
      represents and warrants to the Purchaser that:

      a. Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted.

      b. Corporate Power. The Company has all requisite corporate power necessary for the authorization, execution and delivery of this Agreement, and the Warrants, to sell and issue the Notes hereunder, to carry out and perform all of its obligations under the terms of this Agreement, and to carry on its business as presently conducted and as presently proposed to be conducted, and such other agreements and instruments. Each of the Agreement, the Notes and the Warrants is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

      c. Capitalization. As of December 3, 2003, the authorized capital stock of the Company is Fifteen million (15,000,000) shares of Common Stock and One million (1,000,000) shares of Preferred Stock, and there are issued and outstanding (i) 13,498,500 shares of the Common Stock, (ii) 5,527 shares of Series A Preferred Stock, (iii) 1,303.3 shares of Series B Preferred Stock (iv) 705 shares of Series C Preferred Stock, (v) warrants to purchase an aggregate of 21,800 shares of Common Stock, and (vi) an aggregate of 7,535,300 shares of Common Stock reserved for issuance upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. From the period between December 3, 2003, and the date hereof, the Company has not issued any shares of capital stock, nor granted any warrants or options to purchase shares of Common Stock.

      d.    Authorization.

            i. Corporate Action. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Notes and the authorization, execution and performance of the Company's obligations hereunder and under the Warrants has been taken.

            ii. Valid issuance. The Notes, the Warrants, and any shares of common or preferred stock issued upon conversion or exercise of the Notes or Warrants (the "Conversion Securities"), when issued in compliance with the provisions of this Agreement will be validly issued, fully paid and non-assessable and will be free of restrictions on transfer other than restrictions under the Warrants and under applicable federal and state securities laws.

      e. No Preemptive Rights. No person has any right of first refusal or any preemptive rights in connection with the issuance of the Notes, the Warrants or Conversion Securities or any future issuances of securities by the Company.

      f. Compliance with Other Instruments. The execution, delivery and performance of and compliance with this Agreement, the Notes or the Warrants by the Company, and the issuance and sale of the Conversion Securities, will not result in any violation of the Certificate of Incorporation or Bylaws of the Company or in any violation of or default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree.

      g. Offering. In reliance on the representations and warranties of the Purchaser in Section 3 hereof, the offer, sale and issuance of the Notes and the Warrants in conformity with the terms of this Agreement, the Notes and the Warrants will not result in a violation


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

            of the Securities Act of 1933, as amended (the "Securities Act"), or
            any  state   securities   laws,   including  the   qualification  or
            registration requirements of applicable blue sky laws.

      h. Company Reports; Disclosure.

            i. Company Reports. For the purposes of this Agreement, the term "Company Reports" shall mean, collectively, each registration statement, report, proxy statement or information statement filed with the Securities and Exchange Commission (the "SEC") since June 26, 2003 (date of the reverse acquisition), in the form (including exhibits, annexes and any amendments thereto) filed with the SEC. As of their respective dates, the Company Reports complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Nothing has occurred since November 14, 2003 (the date of filing of the Company's Form 10-Q reporting the nine month period ending September 30, 2003) which would require the filing of any additional report or of any amendment to any of the Company Reports with the SEC, or which would cause any of the Company Reports to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

            ii. Disclosure. No representation or warranty by the Company in this Agreement, or in any document or certificate furnished or to be furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made herein and therein, in the light of the circumstances under which they were made, not misleading. The Company has either filed with the SEC or fully provided the Purchaser with all the information necessary for the Purchaser to decide whether to purchase the Note.

3. Representations and Warranties by the Purchaser. The Purchaser represents and warrants to the Company as of the time of issuance of the Notes and Warrants as follows:

      a. Investment Intent: Authority. This Agreement is made with the Purchaser in reliance upon such Purchaser's representation to the Company, evidenced by Purchaser's execution of this Agreement, that Purchaser is acquiring the Note and Warrant, including the Conversion Securities, for investment for such Purchaser's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Purchaser


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

            has the full right, power, authority and capacity to enter into and perform this Agreement and this Agreement will constitute a valid and binding obligation upon Purchaser, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

      b. Securities Not Registered. The Purchaser understands and acknowledges that the offering of the Notes, the Warrants and the Conversion Securities pursuant to this Agreement will not be registered under the Securities Act or qualified under applicable blue sky laws on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualifications available under applicable blue sky laws, and that the Company's reliance upon such exemptions is predicated upon the Purchaser's representations set forth in this Agreement. The Purchaser acknowledges and understands that the Note, the Warrant and the Conversion Securities must be held for at least 12 months after Closing and thereafter indefinitely unless they are registered under the Securities Act and qualified under applicable blue sky laws or an exemption from such registration and such qualification is available.

      c. No Transfer. Purchaser covenants that in no event will it transfer the Note, the Warrant or the Conversion Securities other than (i) in conjunction with an effective registration statement for the
            Securities  under the  Securities  Act or pursuant  to an  exemption therefrom, or in compliance with Rule 144 promulgated under the Securities Act, or (ii) to a partner, former partner, limited partner, member, former member, stockholder or other entity affiliated with Purchaser or, in the case of a Purchaser who is an individual, to a spouse, lineal descendant or ancestor, or any trust for any of the foregoing, by transfer by gift, will or intestate succession; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if the transferee were the original Purchaser hereunder.

      d. Knowledge and Experience. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's prospective investment in the Note, the Warrant and the Conversion Securities;
            (ii) has the ability to bear the economic risks of Purchaser's prospective investment; (iii) has had access to such information as Purchaser has considered necessary to make a determination to purchase the Note, the Warrant and the Conversion Securities together with such additional information as is necessary to verify the accuracy of the information supplied; and (iv) has not been offered the Note, the Warrant or the Conversion Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

      e. Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act.

      f. Legends. Each certificate representing the Notes, the Warrants and the Conversion Securities may be endorsed with the following legends:

            i. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR


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

                  OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR
                  (iii) PURSUANT TO AN OPINION OF COUNSEL, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

            ii. Other Legends. Any other legends required by applicable state blue sky laws. The Company need not register a transfer of any legended Note, Warrant or Conversion Securities, and may also instruct its transfer agent not to register the transfer of the Notes, Warrants or Conversion Securities, unless the conditions specified in each of the foregoing legends are satisfied.

      g. Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to subsection 3(f) and the stop transfer instructions with respect to such legend shall be removed, and the Company shall issue a certificate without such legend to the holder of such Note, Warrant or Conversion Securities if such Note, Warrant or Conversion Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k).

4. Miscellaneous.

      a. Waivers and Amendments. Any provision of this Agreement other than the principal amount of the Notes and the number of shares subject to the Warrants may be amended, waived or modified upon the written consent of the Company and the Purchasers providing a majority of the aggregate principal amounts provided pursuant to this Agreement.

      b. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware. c. Entire Agreement. This Agreement together with the Notes and Warrants constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

      d. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be duly given upon receipt if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to a Purchaser, at the address or facsimile number of such Purchaser set forth below such party's name on Exhibit A, or at such other address or number as such Purchaser shall have furnished to the Company in writing, or (ii) if to Company, at 21351 Ridgetop Circle, Suite 300, Dulles, VA 20166,
            Attention: Chief Financial Officer or at such other address as Company shall furnish to the Purchaser in writing.

      e. Validity. If any provision of this Agreement, the Notes or the Warrants shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.



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

      f. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.











          THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK.


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

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                           COMPANY:  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                                            a Delaware corporation


                           By:    /s/ Michael W. Trudnak
                           Name:  Michael W. Trudnak
                           Title: Chairman & Chief Executive Officer


PURCHASER:



By:
     ------------------------------------------
Printed Name:

Address:  ------------------------------------

          ------------------------------------







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

                                                     EXHIBIT A






----------------------------------------------------------------------------
                             SCHEDULE OF PURCHASERS
----------------------------------------------------------------------------
BW-1                Bret Williams                              $100,000.00
----------------------------------------------------------------------------

BW-2                Edward D. Tschiggfrie                      $100,000.00
----------------------------------------------------------------------------

BW-3                Alan R. Stamper                            $ 50,000.00
----------------------------------------------------------------------------

BW-4                Charles T. Bell                            $100,000.00
----------------------------------------------------------------------------

BW-5                Scott Porter                                $50,000.00
----------------------------------------------------------------------------

BW-6                Dan Denardis                               $100,000.00
----------------------------------------------------------------------------

BW-7                Edward D. Tschiggfrie                      $200,000.00
----------------------------------------------------------------------------












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